UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2016

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

  601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On April 19, 2016, First Defiance Financial Corp. (“First Defiance”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on February 22, 2016, the voting record date, there were 8,938,777 First Defiance common shares outstanding and entitled to vote. At the Annual Meeting, 6,948,566, or 77.7%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i) Directors elected at the Annual Meeting for a three year term to expire at the 2019 Annual Meeting of Shareholders:

	Number of Votes:
	For	Withheld	Broker Non-Votes
John L. Bookmyer	5,608,184	155,496	1,184,886
Stephen L. Boomer	5,587,287	176,393	1,184,886
Thomas A. Reineke	5,444,117	319,563	1,184,886
William J. Small	2,227,119	3,536,561	1,184,886

Other directors whose terms of office continued after the Annual Meeting:

Douglas A. Burgei

Donald P. Hileman

Jean A. Hubbard

Barbara A. Mitzel

Charles D. Niehaus

Samuel S. Strausbaugh

(ii)	With respect to the vote to approve, in a non-binding advisory vote, First Defiance’s executive compensation as disclosed in the proxy statement for the Annual Meeting:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
5,655,479	54,665	1,184,886	53,536

(iii)	With respect to the vote to ratify the appointment of Crowe Horwath LLP as First Defiance’s independent registered public accounting firm for the 2016 fiscal year:

Number of Votes:
For	Against	Broker Non-Votes	Abstain
6,766,725	157,341	-	24,500

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Section 8 – Other Events

Item 8.01.	Other Events.

On April 19, 2016, the First Defiance Board of Directors held its annual organizational meeting. At the meeting the Board approved all Board committee assignments for the next year, including assignments for newly elected director Thomas J. Reineke. The approved committee members are as follows:

Audit Committee:	John L. Bookmyer, Chairman
Stephen L. Boomer
Samuel S. Strausbaugh
Jean A. Hubbard
Charles D. Niehaus

Compensation Committee:	Samuel S. Strausbaugh, Chairman
Jean A. Hubbard
Stephen L. Boomer
John L. Bookmyer

Corporate Governance Committee:	Stephen L. Boomer, Chairman
Douglas A. Burgei
Barbara A. Mitzel
Charles D. Niehaus
Thomas A. Reineke

Risk Committee:	Jean Hubbard, Chairman
William J. Small
Douglas A. Burgei
Samuel S. Strausbaugh
Charles D. Niehaus
Thomas A. Reineke
Donald P. Hileman

First Defiance is committed to establishing good corporate governance practices that encourage an environment of open communication and authenticity among the directors, management and our constituencies that, we believe, serves the best interests of our shareholders. Along these lines, our Corporate Governance, Compensation, and Audit Committees are comprised entirely of independent directors. The charters for each of these committees may be found at http://www.fdef.com/govdocs.

The proxy statement that was issued in connection with the 2016 Annual Meeting inadvertently listed W. J. Small as a member of the Corporate Governance Committee. Although Mr. Small has attended certain Corporate Governance Committee meetings in his role as Chairman of the Board to provide insight to the committee regarding strategic direction and best governance practices and to present potential director nominees, he was not appointed to the committee nor has he voted on matters acted on by the committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

	By:	/s/ Kevin T. Thompson
Kevin T. Thompson
Chief Financial Officer

Date: April 22, 2016

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